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                                                                      Exhibit 21

                           REGISTRANT'S SUBSIDIARIES

VCI Specialty Services, Inc., a Delaware corporation

Vencor Properties, Inc., a Delaware corporation

Vencor Investments, Inc., a Delaware corporation

Vencor Hospitals California, Inc., a Delaware corporation

Vencor Hospitals South, Inc., a Delaware corporation

Ventech Systems, Inc., a Delaware corporation

Vencor Hospitals East, Inc., a Delaware corporation

          Hahnemann Hospital, Inc., a Delaware corporation

Vencor Hospitals Illinois, Inc., a Delaware corporation

Vencor Kentucky, Inc., a Delaware corporation

Vencare, Inc., a Delaware corporation

          Vencare Hospice, Inc., a Kentucky corporation

Vencor Assisted Living Holdings, Inc., a Delaware corporation

Vencor Facility Services, Inc., a Delaware corporation

Vencor Insurance Holdings, Inc., a Delaware corporation

          Vencor Provider Network, Inc., a Delaware corporation

          Vencor Insurance Company, an Indiana corporation

Vencor Pediatric Care, Inc., a Delaware corporation

Vencor Home Health Services, Inc., a Delaware corporation

Healthcare Rehabilitation, a California corporation

First Healthcare Corporation, a Delaware corporation

          Hillhaven of Central Florida, Inc., a Delaware corporation

          Northwest Health Care, Inc., an Idaho corporation

          Pasatiempo Development Corp., a California corporation

          Ledgewood Health Care Corporation, a Massachusetts corporation*
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Cornerstone Insurance Company, a Cayman Islands corporation

Brim of Massachusetts, Inc., a Massachusetts corporation

Medisave Pharmacies, Inc., a Delaware corporation

          Medisave of Tennessee, Inc., a Delaware corporation

          American X-Rays, Inc., a Louisiana corporation

          First Rehab, Inc., a Delaware corporation

          Advanced Infusion Systems, Inc., a California corporation

Nationwide Care, Inc., an Indiana corporation

Meadowvale Skilled Care Center, Inc., a Delaware corporation

TheraTx, Incorporated, a Delaware corporation

          Health Care Holdings, Inc., a Delaware corporation

               Health Care Technology, Inc., a Delaware corporation

          Helian Health Group, Inc., a Delaware corporation

               Helian ASC of Northridge, Inc., a California corporation

                    MedEquities, Inc., a California corporation

               Helian Recovery Corporation, a California corporation

                    Recovery Inns of America, Inc., a California corporation

               VC - OIA, Inc., an Arizona corporation

               Palo Alto Surgecenter Corporation, a California corporation

               VC - TOCH, Inc., an Arizona corporation

          Horizon Healthcare Services, Inc., a Georgia corporation

               Tunstall Enterprises, Inc., a Georgia corporation

          PersonaCare, Inc., a Delaware corporation

               Lafayette Health Care Center, Inc., a Georgia corporation

               PersonaCare Living Center of Clearwater, Inc., a Delaware corporation

               PersonaCare of Bradenton, Inc., a Delaware corporation

               PersonaCare of Clearwater, Inc., a Delaware corporation

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          PersonaCare of Connecticut, Inc., a Connecticut corporation

               Courtland Gardens Health Center, Inc., a Connecticut corporation

               Homestead Health Center, Inc., a Connecticut corporation

               Stamford Health Facilities, Inc., a Connecticut corporation

          PersonaCare of Georgia, Inc., a Delaware corporation

          PersonaCare of Huntsville, Inc., a Delaware corporation

          PersonaCare of Little Rock, Inc., a Delaware corporation

          PersonaCare of Ohio, Inc., a Delaware corporation

          PersonaCare of Owensboro, Inc., a Delaware corporation

          PersonaCare of Pennsylvania, Inc., a Delaware corporation

          PersonaCare of Pompano East, Inc., a Delaware corporation

          PersonaCare of Pompano West, Inc., a Delaware corporation

          PersonaCare of Reading, Inc., a Delaware corporation

          PersonaCare of Rhode Island, Inc., a Rhode Island corporation

          PersonaCare of San Antonio, Inc., a Delaware corporation

          PersonaCare of San Pedro, Inc., a Delaware corporation

          PersonaCare of Shreveport, Inc., a Delaware corporation

          PersonaCare of St. Petersburg, Inc., a Delaware corporation.

          PersonaCare of Warner Robbins, Inc., a Delaware corporation

          PersonaCare of Wisconsin, Inc., a Delaware corporation

          PersonaCare Properties, Inc., a Georgia corporation

          THTX, Inc., a Delaware corporation

          Tucker Nursing Center, Inc., a Georgia corporation

Respiratory Care Services, Inc., a Delaware corporation

TheraTx Health Services, Inc., a Delaware corporation

          TheraTx Rehabilitation Services, Inc., a Delaware corporation

TheraTx Healthcare Management, Inc., a Delaware corporation

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          TheraTx Management Services, Inc., a California corporation

          TheraTx Medical Supplies, Inc., a Delaware corporation

          TheraTx Staffing, Inc., an Illinois corporation

          VC - WM, Inc., a Florida corporation

Transitional Hospitals Corporation, a Nevada corporation

          Community Psychiatric Centers of Oklahoma, Inc., an Oklahoma corporation

          Community Psychiatric Centers Properties of Oklahoma, Inc., an Oklahoma corporation

          CPC of Georgia, Inc., a Georgia corporation

               Peachtree - Parkwood Hospital, Inc., a Georgia corporation

          Interamericana Health Care Group, a Nevada corporation

               Caribbean Behavioral Health Systems, Inc., a Nevada corporation

               InteHgro Holdings, Ltd., a Cayman Islands corporation

                    Gorgas International Medical Center, LLC, a Delaware limited liability company

          Transitional Hospitals Corporation, a Delaware corporation

               JB Thomas Hospital, Inc., a Maine corporation

               THC - Chicago, Inc., an Illinois corporation

                    THC - North Shore, Inc., an Illinois corporation

               THC - Hollywood, Inc., a Florida corporation

               THC - Houston, Inc., a Texas corporation

               THC - Minneapolis, Inc., a Minnesota corporation

               THC - Orange County, Inc., a California corporation

               THC - San Diego, Inc., a California corporation

               THC - Seattle, Inc., a Washington corporation

               Transitional Hospitals Corporation of Indiana, Inc., an Indiana corporation

               Transitional Hospitals Corporation of Louisiana, Inc., a Louisiana corporation

               Transitional Hospitals Corporation of New Mexico, Inc., a New Mexico corporation

               Transitional Hospitals Corporation of Nevada, Inc., a Nevada corporation


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               Transitional Hospitals Corporation of Tampa, Inc., a Florida
               corporation

               Transitional Hospitals Corporation of Texas, Inc., a Texas corporation

               Transitional Hospitals Corporation of Wisconsin, Inc., a Wisconsin corporation

Transitional Hospitals Corporation of Michigan, Inc., a Michigan corporation

Community Psychiatric Centers of Arkansas, Inc., an Arkansas corporation

Community Psychiatric Centers of California, a California corporation

               Community Psychiatric Centers Properties Incorporated, a California corporation

                    CPC Investment Corp., a California corporation

                    CPC Properties of Illinois, Inc., an Illinois corporation

                    CPC Properties of Missouri, Inc., a Missouri corporation

Community Psychiatric Centers of Florida, Inc., a Florida corporation

Community Psychiatric Centers of Idaho, Inc., an Idaho corporation

Community Psychiatric Centers of Indiana, Inc., an Indiana corporation

Community Psychiatric Centers of Kansas, Inc., a Kansas corporation

Community Psychiatric Centers of Mississippi, Inc., a Mississippi corporation

Community Psychiatric Centers of Missouri, Inc., a Missouri corporation

Community Psychiatric Centers of North Carolina, Inc., a North Carolina corporation

Community Psychiatric Centers of Utah, Inc., a Utah corporation

Community Psychiatric Centers Properties of Texas, Inc., a Texas corporation

Community Psychiatric Centers Properties of Utah, Inc., a Utah corporation

C.P.C. of Louisiana, Inc., a Louisiana corporation

CPC Managed Care Health Services, Inc., a Delaware corporation

          Community Behavioral Health System, Inc., a Louisiana corporation

CPC Properties of Arkansas, Inc., an Arkansas corporation

CPC Properties of Indiana, Inc., an Indiana corporation

CPC Properties of Kansas, Inc., a Kansas corporation

CPC Properties of Louisiana, Inc., a Louisiana corporation

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          CPC Properties of Mississippi, Inc., a Mississippi corporation

          CPC Properties of North Carolina, Inc., a North Carolina corporation

          Florida Hospital Properties, a Florida corporation

          Old Orchard Hospital, Inc., an Illinois corporation

Partnerships

Vencor Hospitals Texas, Ltd., a Texas limited partnership

Windsor Woods Nursing Home Partnership, a Washington general partnership

St. George Nursing Home Limited Partnership, an Oregon limited partnership

Bartlesville Nursing Home Partnership, an Oregon general partnership*

Carrollwood Care Center, a Tennessee general partnership

Foothill Nursing Company Partnership, a California general partnership*

San Marcos Nursing Home Partnership, a California general partnership

Fox Hill Village Partnership, a Massachusetts general partnership*

Starr Farm Partnership, a Vermont general partnership*

New Pond Village Associates, a Massachusetts general partnership

Hillhaven-MSC Partnership, a California general partnership*

Stockton Health Care Center Limited Partnership, an Oregon limited partnership

Medilife Pharmacy Network Partnership, a Tennessee general partnership*

Hillhaven/Indiana Partnership, a Washington general partnership

Hillhaven/Westfield Partnership, a Washington general partnership

Pharmaceutical Infusion Therapy, a California general partnership**

CPS-Sacramento, a California general partnership***

California Respiratory Care Partnership, a California general partnership**

Visiting Nurse Advanced Infusion Systems - Anaheim, a California general partnership*

Visiting Nurse Advanced Infusion Systems - Colton, a California general partnership**

Visiting Nurse Advanced Infusion Systems - Newbury Park, a California general partnership**

TheraTx Management Services, L.P., a Georgia limited partnership

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Care Venture Partners, L.P., a Rhode Island limited partnership

Health Haven Associates, L.P., a Rhode Island limited partnership

Stamford Health Associates, L.P., a Connecticut limited partnership

Oak Hill Nursing Associates, L.P., a Rhode Island limited partnership

Northridge Surgery Center, Ltd., a California limited partnership****

Northridge Surgery Center Development Ltd., a California limited partnership*****

*     Only fifty percent (50%) is owned by one of the Registrant's subsidiaries

** Only fifty-one percent (51%) is owned by one of the Registrant's subsidiaries

***   Only sixty percent (60%) is owned by one of the Registrant's subsidiaries

****  Only seventy percent (70%) is owned by the Registrant's subsidiaries

***** Only forty-three percent (43%) general partnership interest is owned by the Registrant's subsidiaries

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